                                   FORM 8-K/A

                    CURRENT REPORT FOR ISSUERS SUBJECT TO THE
                         1934 ACT REPORTING REQUIREMENTS

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 CURRENT REPORT

         Pursuant to Section 13 or 15d of the Securities Exchange Act of 1934 ErgoBilt files this Form 8-K/A. Date of Report (Date of earliest event reported)
- October 16, 1997.

Registrant's exact name:            ErgoBilt, Inc.
--------------------------------------------------------------------------------
         TEXAS                      0-22077                   75-2600529
--------------------------------------------------------------------------------
(State of Incorporation)     (Commission File No.)           IRS Employer I.D.

Registrant's Address:   9244 Markville Drive, Dallas, Texas, 75243
                    -----------------------------------------------------

Registrant's telephone number, including area code:  (972) 889-3742
                                                   -------------------

         On October 31, 1997, Registrant filed its 8-K relating to an asset acquisition involving Computer Translation Systems & Support, Inc. (CTSS). This filing is an amendment to it's October 31, 1997 8-K filing. Pursuant to Form 8-K, Item 7 (a)(4), Registrant files the attached audited financial statements on CTSS.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned.

                                                     ERGOBILT, INC.

Date: December 30, 1997                     By:  /s/ Gerard Smith
                                               --------------------------
                                                     Gerard Smith
                                                     CEO